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                                                                    Exhibit 99.4
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Debtor:      DeVlieg Bullard, Inc.                                                         Case No:               99-52111
             ------------------------------------------------                                                 ----------------

             Month Ending:                                             30-Apr-00
                                                        --------------------------------------

ASSETS:                                                     CURRENT MONTH             PRIOR MONTH              AT FILING
-------                                                     -------------             -----------              ---------

Cash                                                         $  1,641,405             $  1,200,190             $     330,000
Inventory                                                    $ 28,463,990             $ 28,703,686             $  36,580,500
Accounts Receivable                                          $ 12,920,151             $ 13,234,490             $  17,312,919
Insider Receivables                                          $       --               $       --               $       7,000
Land and Buildings                                           $  1,815,016             $  1,815,016             $   3,061,000
Furniture, Fixtures, & Equip.                                $ 13,199,944             $ 13,177,354             $  20,946,000
Accumulated Depreciation                                     $(11,257,437)            $(11,201,862)            $ (16,811,000)
Other: Prepaid                                               $  2,695,616             $  2,200,183             $   1,964,000
Other: Intangibles                                           $ 42,551,183             $ 42,675,600             $  44,431,500

                                                             ------------             ------------             -------------
TOTAL ASSETS:                                                $ 92,029,868             $ 91,804,657             $ 107,821,919
                                                             ============             ============             =============

LIABILITIES:
------------

POSTPETITION LIABILITIES

Accounts Payable                                             $  2,142,616             $  1,949,088             $      --
Wages and Salaries                                           $     70,221             $     71,006             $      --
Taxes Payable                                                $       --               $       --               $      --
Other Accrued                                                $  1,751,903             $    957,378             $      --

                                                             ------------             ------------             -------------
TOTAL POSTPETITION LIABILITIES                               $  3,964,740             $  2,977,472             $      --
                                                             ============             ============             =============

SECURED LIABILITIES:

Subject to Postpetition

Collateral or Financing Order                                $ 16,431,726             $ 16,489,124             $ 26,678,000
All Other Secured Liab.                                      $    864,789             $    864,789             $  1,047,000

                                                             ------------             ------------             ------------
TOTAL SECURED LIABILITIES:                                   $ 17,296,515             $ 17,353,913             $ 27,725,000
                                                             ============             ============             ============

PREPETITION LIABILITIES

Taxes and Other Priority Liab.                               $  1,329,881             $  1,330,907             $  1,352,431
Unsecured Liabilities                                        $ 69,145,820             $ 69,344,259             $ 76,518,773
Other: Insider Payable                                       $  3,316,715             $  3,316,715             $  3,316,715

                                                             ------------             ------------             ------------
TOTAL PREPETITION LIAB.                                      $ 73,792,416             $ 73,991,881             $ 81,187,919
                                                             ============             ============             ============

EQUITY:

Owners Capital                                               $ 17,248,642             $ 17,188,111             $ 16,765,000
Retained Earnings-Pre Pet.                                   $(17,856,000)            $(17,856,000)            $(17,856,000)
Retained Earnings-Post Pet.                                  $ (2,416,445)            $ (1,850,720)            $      --

                                                             ------------             ------------             ------------
TOTAL EQUITY:                                                $ (3,023,803)            $ (2,518,609)            $ (1,091,000)
                                                             ============             ============             ============

TOTAL LIABILITIES
AND EQUITY:                                                  ------------             ------------              ------------
                                                             $ 92,029,868             $ 91,804,657              $ 107,821,919
                                                             =============            ============              =============
                                                             $       --               $       --                $     --

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